UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2023

Otonomy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36591	26-2590070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]	Address Not Available
(Address of principal executive offices)	(Zip Code)

(619) 488-6202

(Registrant’s telephone number, including area code)

4796 Executive Drive

San Diego, California 92121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OTIC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

[1]

Otonomy, Inc. (the “Company”) terminated its lease agreement for office space. Accordingly, the Company does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any communication required to be sent to the Company’s principal executive offices may be directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, or to the email address set forth in the Company’s investor relations website.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the previously announced voluntary liquidation and dissolution of Otonomy, Inc. (the “Company”) under the General Corporation Law of the State of Delaware (the “Dissolution”). On March 24, 2023, the stockholders of the Company approved the Dissolution pursuant to the Plan of Liquidation and Dissolution of the Company (the “Plan of Dissolution”). The information in this Current Report on Form 8-K supplements and supersedes the prior disclosures of the Company.

Item 3.03.	Material Modifications to the Rights of Security Holders.

On March 28, 2023, the Company filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware. A copy of the Certificate of Dissolution and the Plan of Dissolution are filed herewith as exhibits 4.1 and 99.1, respectively, and are incorporated herein by reference.

In accordance with the Plan of Dissolution, the Company has instructed its transfer agent to close the Company’s stock transfer books and discontinue recording transfers of the Company’s common stock (the “Common Stock”) effective as of 4:00 p.m., Eastern time, on March 28, 2023 (such time and date, the “Record Date”), and to notify DTC of the same. The Common Stock and stock certificates, if any, evidencing the shares of Common Stock, will no longer be assignable or transferable on the Company’s books as of the Record Date, other than transfers by will, intestate succession or operation of law. Additionally, on March 24, 2023, the Company’s board of directors (the “Board”) approved a liquidating distribution of $0.11 per share in cash to the Company’s stockholders of record as of the Record Date. The Company expects to pay such liquidating distribution promptly. In the future, and pursuant to the Plan of Dissolution, the Company may distribute up to an additional $0.02 per share in cash to the Company’s stockholders of record as of the Record Date if the Board determines that the amounts previously reserved by the Company no longer need to be reserved.

In connection with the Dissolution, the Company also notified FINRA of its intent to close the stock transfer books of the Company on the Record Date. The Company previously delisted from The Nasdaq Global Select Market, and a Form 25 in respect of such delisting was filed with the Securities and Exchange Commission on December 29, 2022.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2023, in connection with the Dissolution, Paul E. Cayer informed the Company that he will step down as President, Secretary and Chief Financial and Business Officer of the Company, effective as of the close of business on March 31, 2023. Mr. Cayer will also no longer serve as a consultant of the Company after that time. The Board appointed David Maggio, a representative of Armanino LLP (“Armanino”), a consultant to the Company, as President and Secretary of the Company, effective as of the departure of Mr. Cayer. The Company pays consulting fees to Armanino, but Mr. Maggio will receive no compensation for his role as an officer of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 24, 2023, the Company held a special meeting of stockholders (the “Special Meeting”) virtually via live webcast. As of the close of business on February 3, 2023, the record date of the Special Meeting, there were 68,527,264 shares of Common Stock issued, outstanding and eligible to vote at the Special Meeting.

Stockholders of the Company who collectively held 39,846,520 shares of Common Stock, or 58.14% of the Common Stock entitled to vote, were present at the Special Meeting in person or by proxy and constituted a quorum. Stockholders of the Company voted on and approved the following two proposals, with the final results included below:

Proposal 1: To approve the Dissolution of the Company pursuant to the Plan of Dissolution (the “Dissolution Proposal”).

For	Against	Abstain	Broker Non-Votes
38,342,139	1,397,065	107,316	Not Applicable

The Dissolution Proposal was approved.

Proposal 2: To grant discretionary authority to the Board to adjourn the Special Meeting, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present in person (including virtually) or by proxy voting in favor of the Dissolution Proposal (the “Adjournment Proposal”).

For	Against	Abstain	Broker Non-Votes
38,155,169	1,301,461	389,890	Not Applicable

The Adjournment Proposal was approved. As a result of the approval of the Dissolution Proposal, the Board did not exercise its discretionary authority pursuant to the Adjournment Proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description

4.1	Certificate of Dissolution, as filed by Otonomy, Inc. with the Secretary of State of the State of Delaware, effective March 28, 2023

99.1	Plan of Liquidation and Dissolution of Otonomy, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OTONOMY, INC.

Date: March 28, 2023	By:	/s/ Paul E. Cayer
Paul E. Cayer
President, Secretary and Chief Financial and Business Officer